MUTUAL SERIES FUND INC.

                          51 JOHN F. KENNEDY PARKWAY
                         SHORT HILLS, NEW JERSEY 07078

                                        August 6, 1996

          Dear Shareholder:

               As you may know, Heine Securities Corporation ("HSC"), the investment adviser to Mutual Series Fund Inc. has entered into an agreement under which its assets will be acquired by Franklin Mutual Advisers, Inc. ("Franklin Mutual") and become part of the Franklin Templeton Group. Because of the acquisition, it is necessary for the shareholders of each of Mutual Shares Fund, Mutual Beacon Fund, Mutual Discovery Fund, Mutual Qualified Fund and Mutual European Fund to approve a new investment advisory agreement between each Series and Franklin Mutual.

               The following important facts about the transaction are outlined below:

               * The amount of shares you own and the advisory fees charged to the Fund will not change.
               * The investment objectives of the Fund will remain the same and key employees of HSC will continue to manage your Fund as they have in the past.
               * As long as you maintain an investment in any of the Mutual Series funds you may continue to make investments and reinvest dividends and/or distributions into any series of the fund without a sales charge or 12b-1 fees.
               * You will continue to receive the high quality investment management and shareholder services that you have come to expect over the years.

               After careful consideration, the Board of Directors of your Fund has unanimously approved this transaction and recommends that you read the enclosed materials carefully and then vote FOR all proposals.

               Since all the funds in the Mutual Series family are required to vote, we have grouped the funds on one proxy statement to reduce costs. If you hold shares in more than one fund you will receive one statement and a proxy card for each fund you own. Please vote each proxy card you receive.

               Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. If you have questions about the transaction you may call them at 800-733-8481 Ext. 490.

               Thank you for your cooperation and continued support.

                                        Sincerely,


                                        Michael F. Price
                                        President

                                                    Q&A on reverse side


     Q.   WHAT IS HAPPENING?

     A. HSC, not your Fund, has entered into an agreement for its business to be acquired by Franklin Mutual. Importantly, Michael F. Price and key members of HSC's management team have signed contracts and, after the Closing, will continue to be responsible for managing the Funds. Consequently, the Transaction will not result in any changes in the portfolio management of the Series, other than those that are typically incidental to becoming part of a large fund complex, such as aggregating positions for regulatory purposes.

     Q.   WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

     A. The Investment Company Act of 1940 requires a vote whenever there is a change of ownership of an investment adviser. As a result, the Act requires the approval of a new investment advisory agreement by the shareholders of each Series.

     Q.   HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?

     A. Your Fund shares will not change. You will still own the same shares in the same Series in the form of a special class of shares and you will continue to have no sales charge and no 12b-1 fees. As long as you continue to be a shareholder of any Series you may purchase all Series of the Fund without sales charges and 12b-1 fees.

          The primary difference is that HSC will change from a privately-owned company to a corporate subsidiary of Franklin Resources Inc. Key employees of HSC who have been responsible for the management of your Fund, however, will continue to act in the same capacities as before.

          This transaction will not result in any adverse changes to advisory services, expenses or in the quality of shareholder services that you have come to expect over the years. After the Closing, your Fund will offer new classes of shares to new investors, but you and all other shareholders on the Closing Date will own a special class of shares which will permit continued investment on a no-load and no 12b-1 fee basis in all Series of the Fund. Beginning approximately six months after the Closing and thereafter, you will be able to exchange (without any sales charges) any Mutual Series Fund shares which have been held for at least six months into shares of other Franklin Templeton funds in accordance with the terms of any offering then being made by such funds in their respective prospectuses.

     Q.   WILL I STILL BE ABLE TO INVEST WITHOUT A SALES CHARGE OR
          12b-1 FEES?

     A. Yes. As long as you maintain an investment in the existing funds you will be able to invest new money into your Mutual Series Fund accounts, open additional accounts in any Series and reinvest distributions and dividends without sales charges or 12b-1 fees.

     Q.   WILL THE INVESTMENT ADVISORY FEES BE THE SAME?

     A. Yes, the fees for investment advice charged to your Fund under the new advisory agreement will remain the same.

     Q.   HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

     A. After careful consideration, the Board of Directors unanimously recommends that you vote "FOR" the Proposals on the enclosed proxy card.

     Q.   HOW DO I CONTACT YOU?

     A.   If you have any questions, please call 800-733-8481 Ext.
          490.

     Q.   WHO IS SHAREHOLDER COMMUNICATIONS CORPORATION?

     A. Shareholder Communications Corporation is a professional proxy solicitation firm retained by HSC and Franklin Mutual to assist them in coordinating shareholder questions and soliciting shareholder votes.

                                  PLEASE VOTE
                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN


                          MUTUAL SERIES FUND INC.

                          51 JOHN F. KENNEDY PARKWAY
                         SHORT HILLS, NEW JERSEY 07078

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON OCTOBER 25, 1996
                            1-800-733-8481 Ext. 490

          An Annual Meeting of Shareholders (the "Meeting") of all series of MUTUAL SERIES FUND INC. (the "Fund") will be held at the Madison Hotel, Madison Avenue, Convent Station, New Jersey, on October 25, 1996 at 10:00 a.m. (DST) for the following purposes:

          1. To consider and act upon the approval of a new investment advisory agreement between each Series of the Fund and Franklin Mutual to take effect upon the closing of the acquisition of the assets of HSC by Franklin Mutual.

          2. To consider and act upon Articles of Amendment to the Fund's Charter to permit the Fund and each Series to offer additional classes of shares.

          3. To consider and act upon the election of 12 members of the Board of Directors of the Fund to serve until the next annual meeting or until their successors are elected and qualified;

          4. To consider and act upon the ratification of the selection of Ernst & Young as independent auditors for each Series of the Fund for the fiscal year ending
               December 31, 1996; and

          5. To transact such other business as may properly come before the meeting or any adjournments thereof.

          The stock transfer books will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on July 31, 1996 as the record date for the determination of shareholders of each Series entitled to notice of, and to vote at, the Meeting.

                                   By order of the Board of Directors

                                   ELIZABETH N. COHERNOUR, Secretary

     Short Hills, New Jersey
     August 6, 1996

            IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO



                            MUTUAL SERIES FUND INC

                                PROXY STATEMENT

                     FOR AN ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 25, 1996
                            1-800-733-8481 EXT. 490

                                 INTRODUCTION

          This Proxy Statement (the "Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Mutual Series Fund Inc. (the "Fund") of proxies to be voted at an Annual Meeting of Shareholders (the "Meeting") of the Fund and each series of the Fund (the "Series") to he held at the Madison Hotel, Madison Avenue, Convent Station, New Jersey on October 25, 1996 at 10:00 a.m. (DST) and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

          The costs of preparing, printing, mailing and soliciting the proxies will be borne equally by Heine Securities Corporation ("HSC") and Franklin Resources, Inc. ("FRI"). In addition, certain officers, directors and employees of HSC and officers and directors of the Fund (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. Shareholder Communications Corporation has been retained at its customary rates to solicit proxies.

          All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. All shares in Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be counted as present and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are not present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of the shares as defined under the Investment Company Act of 1940 (a "Majority Vote") (either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) of each Series of the Fund (Mutual Shares Fund, Mutual Qualified Fund, Mutual Beacon Fund, Mutual Discovery Fund and Mutual European Fund) voting separately, is necessary to approve each Series' respective new investment advisory agreement. The affirmative vote of a majority of the shares of all Series of the Fund voting as one class is necessary to approve the amendment to the Fund's Charter. The affirmative vote of a majority of each Series voting separately is necessary to ratify the selection of independent auditors with respect to the Series. A plurality of shares of all the Series voting as one class is necessary to elect each of the nominees for directors.

          The Board of Directors of the Fund knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

          The Board of Directors of the Fund has fixed the close of business on July 31, 1996 as the record date (the "Record Date") for the determination of shareholders of each Series of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of each Series of the Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares and shareholders will not have cumulative voting rights. At the close of business on the Record Date, the Fund had outstanding 65,104,575 shares of Mutual Shares Fund Shares, 120,432,496 shares of Mutual Qualified Fund Shares, 114,240,961 shares of Mutual Beacon Fund Shares, 135,889,975 shares of Mutual Discovery Fund Shares, and 8,215,731 shares of Mutual European Fund Shares, each with a par value of $.001 per share, which comprise the only authorized Series of shares of the Fund.

          The principal executive offices of the Fund are located at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about August 6, 1996.

                             PRINCIPAL HOLDERS

          As of the Record Date, to the best knowledge of the Fund, no person beneficially owned more than 5% of any class of the outstanding shares of Mutual Shares Fund, Mutual Qualified Fund, Mutual Beacon Fund, Mutual Discovery Fund or Mutual European
     Fund.

                                PROPOSAL NO. 1
     TO CONSIDER A NEW ADVISORY AGREEMENT FOR EACH SERIES WHICH WILL
              TAKE EFFECT UPON THE CLOSING OF THE ACQUISITION OF
                                  THE ADVISER

     SUMMARY OF THE TRANSACTION

          On June  25, 1996, HSC entered into a definitive agreement
     (the "Agreement') to merge the businesses of HSC and FRI through a sale of HSC assets to Franklin Mutual Advisers, Inc. ("Franklin Mutual"), a newly-organized subsidiary of FRI, for $550 million in cash, 1,100,000 shares of FRI common stock, and up to $192.5 million of additional contingent consideration based on the cumulative investment advisory revenues of Franklin Mutual over the five year period beginning upon the closing of the sale (the "Closing" and "Transaction", respectively). Specifically, if cumulative annual five year revenue growth of Franklin Mutual (a) equals 12.5%, HSC will receive an additional $100 million, or (b) equals or exceeds 17.5%, HSC will receive an additional $192.5 million, or (c) equals any percentage between 121/2% and 171/2%, HSC will receive a pro rata amount between (a) and (b). The
     Transaction is expected to close on or prior to October 31, 1996 and is subject to various conditions, including approval by the shareholders of each Series of new investment advisory agreements between Franklin Mutual and each Series of the Fund (the "New Advisory Agreements"). At the time of the Closing HSC will purchase $150 million of Fund shares with a portion of the proceeds which will be held by an escrow agent for five years, subject to periodic distributions so long as the minimum amount remaining in escrow does not fall below $100 million. After the Closing, Franklin Mutual, as successor, will continue to operate out of HSC's Short Hills, New Jersey office. Key members of HSC's management team, including Michael F. Price, have signed employment contracts and will continue to be responsible for managing the day-to-day affairs of Franklin Mutual. See "The Employment Agreements," below. Thus in the view of the Board and HSC, the Transaction will not result in any changes in the portfolio management and investment operations of the Fund, other than those that are typically incidental to becoming part of a large fund complex, such as aggregating positions for regulatory purposes. In such circumstances, external constraints could impact the maximum size of the Series' positions in a particular security.

          The Board has also approved a plan under Rule 18f-3 of the 1940 Act to create two new classes of each Series (Class I and Class II), that will be identical to the current classes offered by the Franklin Templeton Funds, which will allow for different distribution channels to permit the Series to be sold to a broader base of shareholders. Effectuation of this plan depends upon shareholders approving the Transaction and Proposal 2, below. After the Closing it is anticipated that the Class I and Class II shares of each Series will be sold to new shareholders on the same terms as other Franklin Templeton Funds. Existing
     Fund shareholders will remain in a separate class and will continue to be able to purchase shares in any of the Series without any sales charges or 12b-1 fees. In addition, beginning approximately six months after the Closing and thereafter, shareholders will be able to exchange (without any sales charges) any Mutual Series Fund shares which have been held for at least six months into shares of other Franklin Templeton funds in accordance with the terms of any offering then being made by such funds in their respective prospectuses. An exchange of Fund shares will require a sale of the existing Mutual Series Fund shares and a purchase of the Franklin Templeton fund shares. Except with respect to certain types of investors, the shares of the Franklin Templeton
     Funds are generally not otherwise available without sales charges. In order to implement the exchange privilege, the Fund anticipates retaining an affiliate of FRI as transfer agent to the Series.

          FRI is a large, diversified financial services organization. Through its operating subsidiaries, the company provides a variety of investment products and services to investors throughout the United States and abroad. One of the United States' largest investment management organizations, FRI provides management, administrative and distribution services for the $147 billion, 115-member Franklin Templeton Group of Funds and institutional clients. The funds are distributed through a global network of broker-dealers, financial planners and investment advisors. The principal foreign markets in which the company's services are offered include Canada, the United Kingdom, Germany, Japan, and Australia. The company also serves investors in Hong Kong, South America, and other parts of Europe and the Middle East. At March 31, 1996, the company was represented in 18 different countries employing over 4,700 individuals world-wide. FRI is headquartered in San Mateo, California, and its common stock is listed on the New York Stock Exchange, as well as on the Pacific and London Stock Exchanges.

          Pursuant to Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), each Series' existing investment advisory agreement terminates automatically upon its assignment, which is deemed to include any change of control of the investment adviser. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for Franklin Mutual to provide investment advisory services to the Fund after the closing of the Transaction, the shareholders of each Series must approve a New Advisory Agreement.

          The Transaction also contemplates that HSC, Franklin Mutual, FRI and other persons will comply with the requirements of
     Section 15(f) of the 1940 Act after the Closing. Section 15(f) provides, in pertinent part, that HSC may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, HSC which results in an assignment of an investment advisory contract if (1) for a period of three years after such event, at least 75% of the members of the board of directors of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser; and (2) for a two-year period there is no "unfair burden" imposed on the investment company as a result of the Transaction. In the Agreement with HSC, Franklin Mutual and FRI have represented and warranted to HSC that they have no express or implied understanding or arrangement that would impose an unfair burden on the Fund as a result of the Transaction. Franklin Mutual and FRI have agreed to indemnify and hold HSC harmless from and against and in respect of any and all losses arising in connection with the imposition of any unfair burden on the Fund constituting a breach or violation of, or non-compliance with, Section 15(f) of the 1940 Act which is caused by acts or conduct within the control of Franklin Mutual, FRI or their affiliates.

          The New Advisory Agreements, if approved by each Series' shareholders, will commence at the Closing. Thereafter, each New Advisory Agreement will remain in effect for an initial two-year term and will continue in effect thereafter for successive periods if and so long as such continuance is specifically approved annually by (a) the Board of Directors or (b) a Majority Vote of a Series' shareholders, provided that in either event, the continuance also is approved by a majority of the directors who are not "interested persons" by vote cast in person at a meeting called for the purpose of voting on such approval.

          After careful consideration, the Board of Directors of the Fund unanimously recommends that shareholders vote of each Series "FOR" the New Advisory Agreement between the Fund on behalf of such Series and Franklin to replace the current advisory agreements with HSC upon consummation of the Transaction. See "Evaluation by the Boards" below.

     BENEFITS TO SHAREHOLDERS

     The Board has identified the following benefits which the shareholders are anticipated to realize as a result of the
     Transaction:

     1. Michael F. Price and five senior members of the Fund's investment management team have agreed to remain employed pursuant to employment contracts;
     2. As a member of the Franklin Templeton family of mutual funds, the Fund will be able to offer its shareholders enhanced customer service, including longer shareholder service hours (Monday through Friday from 8:30am to 11:00pm EST and on Saturday from 9:30am to 5:30pm EST);
     3. Beginning approximately six months after the Closing and thereafter, shareholders will be able to exchange (without any sales charges) Mutual Series Fund shares which have been held for at least six months into shares of other Franklin Templeton mutual funds (of which there are currently approximately 115), in accordance with the terms of any offering then being made by such funds in their respective prospectuses. Dividends received from such exchanged funds may also be reinvested without sales charges. Franklin Templeton offers a broad range of investment portfolios, including taxable and tax-exempt money market instruments, tax-exempt municipal bonds, long-term United States and global fixed income debt securities, and global equities; and
     4. Franklin Mutual and FRI have agreed that, for a period of three years after the Closing, the aggregate expenses incurred in the ordinary course of business by each Series (on a percentage of net assets basis) will not be higher than they are expected to be as of the Closing, based on the annualized expense ratio at that time; provided, however, that increases in expenses shall not be included in such determinations if it can be established to the Board's satisfaction that such expenses would also have been higher (based upon such considerations as the amount and composition of assets under management, the number of security transactions, number of shareholder accounts, regulatory requirements and general industry and economic conditions) had the Transaction not taken place. Series expense ratios generally have been higher in 1996 than in 1995 as a result of a number of factors. Franklin Mutual has also agreed not to seek any increase in investment advisory fees for at least three years after the Closing.

     THE INVESTMENT ADVISER

          Heine Securities Corporation, 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078 currently serves as each Series' investment adviser. HSC manages each Series' investments, provides various administrative services and supervises each Series' daily business affairs, subject to supervision by the Fund's Board of Directors. Portfolio Manager Michael F. Price has been responsible for the day to day management of the Fund for more than ten years.

          Michael F. Price, President, Chief Operating Officer, Chairman and sole shareholder of HSC, is director and sole shareholder of Clearwater Securities Inc. ("Clearwater"), a registered broker-dealer, and is Chairman of the Board and President of the Fund. Edward J. Bradley is Treasurer of Clearwater and is Treasurer and Chief Financial and Accounting Officer of HSC and of the Fund. Peter A. Langerman is a Research Analyst with HSC as well as a Director and Executive Vice President of the Fund. Elizabeth N. Cohernour is General Counsel and Secretary of HSC, Clearwater and the Fund. Eric LeGoff is a Vice President of HSC. Jeffrey A. Altman, Robert L. Friedman, Raymond Garea and Lawrence N. Sondike, Research Analysts with HSC, are Vice Presidents of the Fund.

     THE EMPLOYMENT AGREEMENTS

          Michael F. Price has entered into an employment agreement that provides for his continued service; it also provides that he cannot be terminated except for cause or disability and contains non-competition provisions. Pursuant to the agreement, Mr. Price will continue to be employed after the Closing as Chief Executive Officer (which shall be the most senior executive position) and he shall have authority to manage Franklin Mutual subject to the overall supervision of its Board of Directors. Mr. Price's authority as Chief Executive Officer shall include responsibility over, among other things, day-to-day management, overall strategy, expansion of product line, establishing an annual budget upon which he and the Chief Executive Officer of FRI (to whom he will report) shall agree, hiring and firing employees, all compensation decisions related to employees of Franklin Mutual (other than certain decisions relating to the five key employees with employment agreements) and enhancing material business relationships. He shall also have the authority to introduce new investment products subject to the consent of the Board of Directors of Franklin Mutual. Mr. Price's agreement has a term of five years, provided that at any time after the second anniversary of the Closing, Mr. Price has the option to cease to be Chief Executive Officer (with the right to work less than full time after the first anniversary), but he is obligated to and intends to assist with the gradual transition to new management as mutually agreed with Franklin and will make himself available to the extent necessary to provide continuity of management.

          The other key members of the HSC's investment management team, Peter A. Langerman, Jeffrey A. Altman, Robert L. Friedman, Raymond Garea, and Lawrence N. Sondike have also entered into five-year employment and non-compete contracts with HSC (which agreements will be assumed by Franklin Mutual), which provide long-term compensation incentives. They will continue to have senior management roles.

     THE NEW ADVISORY AGREEMENTS

          Pursuant to the current advisory agreements between HSC and the Fund, HSC has been retained to manage the investments of the Fund and to provide such investment research, advice and supervision, in conformity with each Series' investment objectives and policies, as may be necessary for the operations of each Series of the Fund. The New Advisory Agreements provide the same authority. The current advisory agreement for each Series was last continued on May 30, 1996. The current advisory agreements and New Advisory Agreements provide that the Fund shall pay to HSC a fee for its services which is equal to the following annual percentage or percentages of each Series' average daily net asset value: .60% for each of Mutual Shares Fund, Mutual Qualified Fund and Mutual Beacon Fund, and .80% for each of Mutual Discovery Fund and Mutual European Fund. During each Series' fiscal year ended December 31, 1995, HSC's net fees earned were: $27,500,952 for Mutual Shares Fund, $14,607,723 for Mutual Qualified Fund, $17,720,127 for Mutual Beacon Fund and $7,930,967 for Mutual Discovery Fund. Mutual European Fund commenced operations on July 3, 1996.

          The New Advisory Agreements provide for the furnishing of the same advisory services for the same advisory fees as the current advisory agreements with each Series. The current advisory agreements provide, among other things, that HSC will bear all expenses of its employees and overhead incurred in connection with its duties, and that the Fund will reimburse HSC, if HSC has paid, all direct and indirect costs, charges, and expenses of or related to the Fund's business and operations, including the compensation of the Fund's directors (other than those who are interested persons of HSC), as well as the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on the Fund's operations of all personnel employed by HSC who devote substantial time to the Fund's operations including administrative and other personnel. The New Advisory Agreements do not contain such a reimbursement provision. Instead, it is proposed that the Fund enter into a separate Administration Agreement with Franklin Templeton Services, Inc. an affiliate of FRI, which relates to the provision of the same types of services for which the Fund currently reimburses HSC under the current advisory agreements. Franklin Mutual and FRI have agreed that, for a period of three years after the Closing, the aggregate expenses incurred in the ordinary course of business by each Series (on a percentage of net assets basis) will not be higher than they are expected to be based on the annualized expense ratio as of the Closing; provided, however, that increases in expenses shall not be included in such determinations if it can be established to the Board's satisfaction that such expenses would also have been higher (based upon such considerations as the amount and composition of assets under management, the number of security transactions, number of shareholder accounts, regulatory requirements and general industry and economic conditions) had the Transaction not taken place. For the year ended December 31, 1995 total reimbursements were $1,392,294 for Mutual Shares Fund, $720,315 for Mutual Qualified Fund, $886,843 for Mutual Beacon Fund and $412,166 for Mutual Discovery Fund. A form of the New Advisory Agreement and the Administration Agreement are attached as Appendix A.

          Pursuant to both the current and new Advisory Agreements, although the adviser intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the adviser are not exclusive and the adviser may provide similar services to other investment companies and other clients and may engage in other activities.

          The current agreements and New Advisory Agreements both provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the adviser is not liable to the Series or any of the Series' shareholders for any act or omission by the adviser in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders, and that the Fund will indemnify the adviser subject to the requirements of the 1940 Act.

          Both the current and the New Advisory Agreements may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board or a majority of the outstanding voting securities of the respective Series or by HSC, on 60 days' written notice by either party to the other.

     EVALUATION BY THE BOARDS

          On July 1 and 2, 1996, the independent directors of the
     Board met and discussed the Transaction and its possible effect on the Fund and evaluated the New Advisory Agreements. Senior officers of FRI and HSC were present to answer questions from the Board. In evaluating the New Advisory Agreements, the Board reviewed materials furnished by HSC and Franklin relevant to its decision. Those materials included information regarding HSC, Franklin Mutual, FRI and their affiliates and their personnel, operations and financial condition. Representatives of HSC and
     FRI discussed with the Board HSC's philosophy of management, performance expectations and methods of operation insofar as they related to the Fund and indicated their belief that, as a consequence of the Transaction, the operations of HSC and its ability to provide services to the Fund would not be adversely affected and would likely be enhanced by the resources of FRI.
     The Board considered the potential benefits to shareholders, in particular the ability of the Series' shareholders, beginning approximately six months after the Closing and thereafter, to exchange (without any sales charges) any Mutual Series Fund shares which have been held for at least six months into
     shares of other Franklin Templeton funds in accordance with the terms of any offering then being made by such funds in their respective prospectuses.  In addition it is expected that enhanced shareholder services will be provided.  In
     its deliberations, the Board considered the terms of the Transaction, including, among other things, the continued employment of all of the senior members of the
     management team of HSC including Michael F. Price, which it believed to be important to assure continuity of the advisory services provided by HSC to the Fund. HSC's $150 million investment in the Fund and the Escrow Agent's obligation not to release the escrow if it is less than $100 million were also considered significant. The Board also considered comparative information on other investment companies with similar investment objectives. Michael Lipper of Lipper Analytical Services, Inc., made a presentation to the directors and discussed these materials with the Board of Directors. In addition, the Board reviewed and discussed the terms and provisions of the New
     Advisory Agreements and compared fees and expenses under the New Advisory Agreements with those paid by other investment companies.  The Board considered the benefits that the Fund might obtain from the sale of the business of HSC to FRI,
     including expanded research capabilities and shareholder
     services.   The Board engaged in extensive discussion with
     respect to the provision of administrative services pursuant to the Administration Agreement in order to evaluate the benefits to the Fund and to seek to maintain the current expense ratios for services to the extent practicable. It explored the differences between the current expense structure and the proposed administrative services. It also reviewed transfer agency services necessary to implement the exchange privilege and multiclass structure. The Board determined to defer any decision on the Administration Agreement pending receipt of more detailed information. In connection therewith, Mr. Wade, chairman of the Audit Committee was designated by the Board to gather additional data. Mr. Wade and counsel to the disinterested directors met with personnel of FRI and its affiliates at FRI's offices on July
     9 and July 10, 1996. FRI provided detailed information with respect to the nature, quality and prices of all anticipated Fund services other than investment advisory services to be performed by its affiliates. During his visit, Mr. Wade obtained assurances on the expense limitation described in Item 4 under "Benefits to Shareholders" above. The directors met on July 23, 1996 to consider the matter, and approved the Administration Agreement, in part based on the FRI undertakings regarding advisory fees and expense limitations as well as on Mr. Wade's report to the Board regarding the apparent observed high quality and cost-effectiveness of the FRI operations. The Board was satisfied that the Fund was likely to obtain services of a quality at least as high as those currently obtained, and would receive valuable additional types of services not currently provided.

          The Board was advised by its own counsel and considered all information that it determined was relevant to its deliberations. It also considered the factors under Rule 12b-1 and Rule 18f-3 of the 1940 Act with respect to implementing the multi-class distribution system that is to become effective on the Closing.

          In determining to recommend that shareholders of each Series vote to approve the New Advisory Agreements as being in the best interest of the Fund's shareholders, it was noted that the advisory services to be provided by HSC would be performed by the same people and that there were certain assurances that expenses to be incurred under the new Administration Agreement would generally not be greater than those that would be incurred under the current advisory agreements.

          ACCORDINGLY, AFTER CONSIDERATION OF THE ABOVE, AND SUCH OTHER FACTORS AND INFORMATION AS IT DEEMED RELEVANT, THE BOARD, INCLUDING ALL OF THE BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS (AS SUCH TERM IS DEFINED BY THE 1940 ACT), UNANIMOUSLY APPROVED EACH NEW ADVISORY AGREEMENT AND VOTED TO RECOMMEND ITS APPROVAL TO THE RESPECTIVE SERIES' SHAREHOLDERS.

                               PROPOSAL NO. 2

                            AMENDMENT TO CHARTER

          After the Closing, it is proposed that the Fund be made available to new investors through the nationwide network of independent broker-dealers which now distribute the Franklin Templeton funds. New investors will be offered shares in new classes of the Fund - Class I and Class II. In connection with the Transaction, it is proposed that shareholders who are shareholders of the Fund on the Closing date will generally have exchange privileges into the funds in the Franklin Templeton fund complex as soon as practicable, which is anticipated to take approximately six months. Except with respect to certain types of investors, those funds are generally not otherwise available without sales charges. If the Transaction is approved, new investors who purchase shares of any Series after the Closing will acquire Class I or Class II shares of each respective Series with a sales charge while existing shareholders will own a special class of shares sold without sales charges. As a technical matter, in order to implement the new class structure, which has been approved by your Board of Directors contingent upon occurrence of the Closing of the Transaction, it is necessary to amend Article V of the Fund's Charter to provide that each of the Series may issue multiple classes of shares.
     The specific language of the Articles of Amendment is attached as Appendix B. APPROVING THIS AMENDMENT WILL NOT IN ANY WAY CHANGE THE EXPENSES, FEES OR CHARGES TO CURRENT SHAREHOLDERS AFTER THE CLOSING. IT WILL ONLY AFFECT NEW INVESTORS, WHO WILL BE SUBJECT TO RULE 12B-1 FEES AND SALES CHARGES APPROVED BY THE BOARD OF DIRECTORS AND THE INITIAL SHAREHOLDER WITH RESPECT TO THE NEW CLASSES. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                PROPOSAL NO. 3
                           ELECTION OF THE BOARD OF
                             DIRECTORS OF THE FUND

          At the Meeting, 12 directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The affirmative vote of a plurality of the shares of the Fund present at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors recommends that you vote "FOR" the nominees.

          The Board of Directors of the Fund knows of no reason why any of the nominees listed below will be unable to serve but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

          Certain information concerning the nominees is set forth below. The eight nominees that are currently directors of the Fund were elected by shareholders at the last annual meeting of shareholders other than Anne Torre Grant and Barry F. Schwartz, who were subsequently added by the Board of Directors. Messrs. Hines, Lippman, Millsaps and Rubin were nominated by the Board of Directors at its meeting of July 23, 1996. The "interested" directors (as defined by Section 2(a)(19) of the Investment Company Act of 1940) are indicated by an asterisk(*). The directors who are not "interested directors" are hereinafter called "independent directors".

                                                      Fund
                      Principal            Director   Shares
                      Occupations or       of the     Owned      % of
      Name and Age    Employment in         Fund      as of      Shares
                      Past 5 Years          Since     7/23/96    Outstanding

      Michael F.   Chairman of the         1980(1)  S 28,432.534    (3)
      Price*       Board and President              Q 19,129.300
      Age: 45      of the Fund.                     B 64,059.839
                   President, Chief                 D 123,687.465
                   Operating Officer                E 101,774.590
                   and Chairman of
                   HSC.

      Peter A.     Executive Vice          1989     S 9,381.717     (3)
      Langerman*   President of the                 Q 3,346.720
      Age: 41      Fund.  Financial                 B 9,033.804
                   Analyst with HSC                 D 45,339.778
                   since 1986.                      E 7,500.000

      William      Senior Vice             (2)      B 131.822       (3)
      Lippman*     President of FRI,
      Age: 70      Franklin Advisers,
                   Inc., Franklin
                   Advisory Services,
                   Inc. and
                   Franklin/Templeton
                   Distributors, Inc.;
                   Director, Templeton
                   Worldwide, Inc.;
                   officer and
                   director, trustee
                   or managing general
                   partner, as the
                   case may be, of
                   some of the
                   investment
                   companies in the
                   Franklin Group of
                   Funds.  Until June
                   1988, President,
                   Chief Executive
                   Officer, and
                   Director of L.F.
                   Rothschild Fund
                   Management, Inc.,
                   Director of L.F.
                   Rothschild Asset
                   Management, Inc.,
                   Administrative
                   Managing Director
                   and Director of
                   L.F. Rothschild &
                   Co., Incorporated.

      Edward I.    Max L. Heine            1987(1)  S 5,182.887     (3)
      Altman,      Professor of                     D 1,742.333
      Ph.D.        Finance and Vice
      Age: 55      Director of the New
                   York University
                   Salomon Center,
                   Leonard H. Stern
                   School of Business;
                   editor and author
                   of numerous
                   financial books and
                   articles; financial
                   consultant.

      Ann Torre    Executive Vice          1995     S 352.092       (3)
      Grant        President, Chief                 D 873.362
      Age: 38      Financial Officer
                   and Treasurer, NHP
                   Incorporated
                   (manager of
                   multifamily
                   housing); prior to
                   March 1995
                   positions including
                   Vice President and
                   Treasurer, US Air,
                   Inc.

      Andrew H.    Consultant for the      (2)      Q 997.000       (3)
      Hines, Jr.   Triangle Consulting
      Age: 73      Group; chairman of
                   the board and chief
                   executive officer
                   of Florida Progress
                   Corporation (1982-
                   February, 1990) and
                   chairman and
                   director of Precise
                   Power Corporation;
                   executive-in-
                   residence of Eckerd
                   College (1991-
                   present); and a
                   director of
                   Checkers Drive-In
                   Restaurants, Inc.;
                   director or trustee
                   of all of the U.S.
                   registered
                   Templeton
                   investment
                   companies.

      Bruce A.     President of A.A.       1974(1)  B 12,505.670    (3)
      MacPherson   MacPherson, Inc.                 D 53,479.163
      Age: 66      Boston, Mass.
                   (representative for
                   electrical
                   manufacturers).

      Fred R.      Manager of personal      (2)
      Millsaps     investments (1978-
      Age:  67     present); Chairman
                   and Chief Executive
                   Officer of Landmark
                   Banking Corporation
                   (1969-1978);
                   financial Vice
                   President of
                   Florida Power and
                   Light (1965-1969);
                   vice president of
                   The Federal Reserve
                   Bank of Atlanta
                   (1958-1965);
                   director or trustee
                   of all of the U.S.
                   registered
                   Templeton
                   investment
                   companies.

      Leonard      Chairman of the         (2)
      Rubin        Board, Carolace
      Age: 70      Embroidery Co.,
                   Inc.; President,
                   F.N.C. Textiles,
                   Inc.; Vice
                   President, Trimtex
                   Co. Inc.; and
                   trustee of three of
                   the investment
                   companies in the
                   Franklin Group of
                   Funds.

      Barry F.     Executive Vice          1995     S 9,572.472     (3)
      Schwartz     President and                    B 8,682.581
      Age: 47      General Counsel,                 D 23,465.720
                   MacAndrews & Forbes              E 16,904.806
                   Holdings, Inc. (a
                   diversified holding
                   Company).

      Vaughn R.    Practicing              1982(1)  S 81.558        (3)
      Sturtevant,  physician.                       Q 987.715
      M.D.                                          B 23,455.678
      Age: 73                                       D 2,501.076

      Robert E.    Practicing              1993     S 389.860       (3)
      Wade         attorney.                        Q 737.562
      Age: 50                                       B 1,928.757
                                                    D 8,341.218

          All directors and officers as a group (16 persons) owned an aggregate of 58,776.664 shares of Mutual Shares; 50,677.839 shares of Mutual Qualified; 126,157.674 shares of Mutual Beacon; 361,188.963 shares of Mutual Discovery; and 163,729.396 shares of Mutual European as of July 23, 1996 (less than 1% of the shares outstanding on such date of each Series and of the Fund as a whole). The letters next to shares owned indicate the Series owned; B for Mutual Beacon; D for Mutual Discovery; E for Mutual European; Q for Mutual Qualified; and S for Mutual Shares.

     (1) Includes service as directors of one or more predecessor funds prior to each of their mergers into the Fund in February 1988. The Fund was incorporated in late 1987 to be the successor by merger to the predecessor funds.
     (2) Not currently serving as a director.
     (3) Less than 1%.

          The Fund has no standing compensation committee of the Board of Directors, but does have a committee composed of Ms. Grant (Chairman) and Messrs. Sturtevant and Wade that evaluates
     director compensation and performance.   The Fund has an audit
     committee composed of Messrs. Wade (Chairman) and Altman and Ms. Grant, which is charged with recommending a firm of independent auditors to the independent directors of the fund and reviewing accounting and related matters with the auditors and the Fund. The Fund also has a nominating committee composed of Messrs. MacPherson (Chairman), Chasse and Schwartz which screens and recommends nominees for the Board who are not interested persons of HSC. Dr. Chasse, currently a director, has determined to retire and is not standing for reelection. As a general matter, the committee does not consider nominees recommended by shareholders.

          Five meetings of the Board of Directors of the Fund were held between January 1995 and December 31, 1995. In that period, all incumbent directors attended more than 75% of the meetings. Four meetings of the Audit Committee were held during that period with all incumbent members of such committee attending at least 75% of the meetings. No meetings of the nominating committee were held.

          Only the independent directors receive remuneration from the Fund for acting as a director. During the 1995 fiscal year, director fees for independent directors were set at $15,000 per annum plus $750 for each Board of Directors meeting attended plus out-of-pocket expenses. Directors are paid $500 plus out-of-pocket expenses for each Committee meeting attended. In 1993, the Board approved a retirement plan which generally provides payments to directors who have served 10 years and retire at age
     70. At the time of retirement, Directors are entitled to annual payments equal to one half of the retainer in effect as of the time of retirement. Pursuant to the current investment advisory agreement with HSC, HSC provides personnel to serve as officers of the Fund, subject to their consent. As noted above, pursuant to such agreements, HSC is reimbursed for the proportionate salary, bonus, benefits and any costs of its personnel who devote a substantial amount of their time to Fund administrative matters.

     The following table sets forth certain information regarding compensation of the Fund's Board of Directors and officers. Except as disclosed below, no executive officer or person affiliated with the Fund received compensation from the Fund for the calendar year ended December 31, 1995 in excess of $60,000.

                             Compensation Table

                                           Pension or
                                           Retirement        Estimated
                          Aggregate      Benefits Accrued      Annual
                         Compensation       As Part of       Retirement
     Name and Position    From Fund       Fund Expenses       Benefits

     Michael F. Price           0               0                0
       Director

     Peter A. Langerman         0               0                0
       Director

     Edward I. Altman, Ph.D.   20,750           0              7,500
       Director

     Richard L. Chasse, M.D.   18,750           0              7,500
       Director

     Ann Torre Grant           20,750           0              7,500
       Director

     Bruce A. MacPherson       18,750           0              7,500
       Director

     Barry F. Schwartz         18,750           0              7,500
       Director

     Vaughn R. Sturtevant,
       M.D.                    18,750           0              7,500
       Director

     Robert E. Wade            25,750           0              7,500
       Director

     The Board of Directors recommends that you vote "FOR" each of the nominees.

                             PROPOSAL NO. 4
                      RATIFICATION OF SELECTION OF
                          INDEPENDENT AUDITORS

          Ernst & Young ("E&Y") have been selected by the vote cast in person by a majority of the Board of Directors, including a majority of the independent directors, subject to the ratification by the shareholders at the Meeting, as the independent auditors to audit the accounts of each Series of the Fund for and during the fiscal year ending December 31, 1996.

          Representatives of E&Y will attend the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions.

          THE AFFIRMATIVE VOTE OF A SIMPLE MAJORITY OF SHARES OF EACH SERIES PRESENT AND VOTING AT THE MEETING IS REQUIRED TO RATIFY THE SELECTION OF E&Y. THE BOARD OF DIRECTORS RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF SELECTION OF
     INDEPENDENT AUDITORS.


                 BROKERAGE FEES AND PORTFOLIO TRANSACTIONS

          Currently, HSC effects portfolio transactions for each Series through a broker which is an affiliated person of the Fund or HSC only if in HSC's judgment such broker is able to obtain the best combination of price and execution. Currently the only broker affiliated with the Fund or HSC is Clearwater. Although an affiliated broker such as Clearwater is entitled to and is paid a commission for executing brokerage transactions for the Fund, Clearwater does not act as a principal for its own account in any portfolio transactions with the Fund. Clearwater will not provide services to the Fund after the Closing and it is not currently anticipated that Franklin Mutual will utilize the services of an affiliated broker.

          For the fiscal year ended December 31, 1995, the aggregate amount of commissions paid to Clearwater was $2,814,750. The percentage of the Fund's aggregate commissions paid to Clearwater was 12.5%.

          HSC makes its portfolio decisions for each Series based on its judgement as to the best interest of such Series, taking into account factors such as relative size, cash position, investment restrictions and tax consequences to the client. Securities considered for purchase or sale by a Series are often also appropriate for purchase or sale by the other Series advised by HSC. When more than one of such Series is purchasing or selling the same securities at or about the same time, the transactions are averaged as to price.

          Under the New Advisory Agreements, Franklin Mutual is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula.

                   DEADLINE FOR SHAREHOLDER PROPOSALS

          The Fund does not hold regularly scheduled annual meetings. Any shareholder desiring to present a proposal for inclusion at the next meeting of shareholders should submit such proposal to the Fund.

                               OTHER MATTERS

          The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

          All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                        Very truly yours,

                                        MICHAEL F. PRICE
                                        President
     August 6, 1996


                                                            APPENDIX A

                                 FORM OF
                     INVESTMENT ADVISORY AGREEMENT

               AGREEMENT made as of the ____ day of __________, 1996 between _____________, a series (composed of one or more classes) _____ of Mutual Series Fund Inc., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Fund"), and Franklin Mutual Advisers, Inc. (hereinafter referred to as the "Investment Adviser").

               In consideration of the mutual agreements herein made, the Fund and the Investment Adviser understand and agree as follows:

               1. The Investment Adviser agrees, during the life of this Agreement, to manage the investment and reinvestment of the Fund's assets consistent with the provisions of the Fund's Charter, By-laws and the investment policies adopted and approved by the Fund's Board of Directors and shareholders pursuant to the Investment Company Act of 1940 (the "1940 Act"). In pursuance of the foregoing, the Investment Adviser shall have sole and exclusive discretion in all determinations with respect to the purchasing and selling of securities and other assets for the Fund and in voting and exercising all other rights appertaining to such securities and other assets on behalf of the Fund, and shall take all such steps as may be necessary to implement those determinations.

               2. The Investment Adviser is not required to furnish any personnel, overhead items or facilities for the Fund, including trading desk facilities or daily pricing of the Fund's portfolio, but personnel employed by the Investment Adviser may act as officers and/or directors.

               3. The Investment Adviser shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions consistent with the Fund's brokerage policy and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements shall be made in accordance with the following principles:

               a. Purchase and sale orders will usually be placed with brokers which are selected by the Investment Adviser as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is executed, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions.
               b. In selecting brokers for portfolio transactions, the Investment Adviser shall take into account its past experience as to brokers qualified to achieve "best execution", including brokers who specialize in any foreign securities held by the Fund.
               c. The Investment Adviser is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") for the Fund and/or other accounts, if any, for which the Investment Adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Adviser will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Adviser shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that the research services provide lawful and appropriate assistance to the Investment Adviser in the performance of its investment decision-making responsibilities, and that the commissions were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness, and frequency of research studies which are provided to the Investment Adviser are useful to the Investment Adviser in performing its advisory services under its Agreement. Research services provided by brokers to the Investment Adviser are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Adviser under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Investment Adviser for any of its accounts, and not all such research may be used by the Investment Adviser for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.
               d. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Investment Adviser, better prices and execution may be obtained on a commission basis or from other sources.
               e. Sales of Fund Shares (which shall be deemed to include also Shares of other registered investment companies which have either the same adviser or an investment adviser affiliated with the Fund's Investment Adviser) by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to that broker; provided that the broker shall furnish "best execution," as defined in subparagraph A above, and that such allocation shall be within the scope of the Fund's policies as stated above; provided further, that in every allocation made to a broker in which the sale of Fund Shares is taken into account, there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in subparagraph C above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Fund's Shares.

               4. The Fund agrees to pay to the Investment Adviser as compensation for such services a fee for its services based upon a percentage of the Fund's average daily net assets, payable at the end of each calendar month. This fee shall be calculated daily at the following annual rates: .60% for each of Mutual Shares Fund, Mutual Qualified Fund and Mutual Beacon Fund, and .80% for each of Mutual Discovery Fund and Mutual European Fund.

               Notwithstanding the foregoing, if the total expenses of the Fund (including the fee to the Investment Adviser) in any fiscal year of the Fund exceed any expense limitation imposed by applicable State law, the Investment Adviser shall reimburse the Fund for such excess in the manner and to the extent required by applicable State law. The term "total expenses," as used in this paragraph, does not include interest, taxes, litigation expenses, distribution expenses, brokerage commissions or other costs of acquiring or disposing of any of the Fund's portfolio securities or any costs or expenses incurred or arising other than in the ordinary and necessary course of the Fund's business. When the accrued amount of such expenses exceeds this limit, the monthly payment of the Investment Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below the limit.

               The Investment Adviser may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in the purchase price of its services. The Investment Adviser shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

               5. This Agreement shall become effective on __________, 1996 and shall continue in effect through __________, 1998. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Fund's Board of Directors as a whole.

               6. Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days' written notice to the other party, provided that termination by the Fund is approved by vote of a majority of the Fund's Board of Directors in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

               7. This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940
     Act).

               8. In the event this Agreement is terminated and the Investment Adviser no longer acts as Investment Adviser to the Fund, the Investment Adviser reserves the right to withdraw from the Fund the use, if any, of the name "Franklin", "Templeton", or any name misleadingly implying a continuing relationship between the Fund and the Investment Adviser or any of its affiliates.

               9. Except as may otherwise be provided by the 1940 Act, neither the Investment Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Adviser of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or for failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part or by reason of reckless disregard of the Investment Adviser's duties under this Agreement. It is hereby understood and acknowledged by the Fund that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Investment Adviser. It is further understood and acknowledged by the Fund that investment decisions made on behalf of the Fund by the Investment Adviser are subject to a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Investment Adviser will not always be profitable or prove to have been correct.

               10. a. The Fund hereby agrees to indemnify the Investment Adviser and each of the Investment Adviser's directors, officers, employees, and agents (including any individual who serves at the Investment Adviser's request as director, officer, partner, trustee or the like of another corporation) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 10 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Fund.

                    b.  The Fund shall make advance payments in
     connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met:
     (A) the Indemnitee shall provide a security for his undertaking,
     (B) the Fund shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

                    c.  All determinations with respect to
     indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitees is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Directors of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (2) above.

               The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

               11. It is understood that the services of the Investment Adviser are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients which may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others. The Fund acknowledges that the Investment Adviser renders services to others, that officers and employees of the investment adviser invest for their own accounts, and the Fund is not entitled to, and does not expect, to obtain the benefits of any investment opportunities developed by the Investment Adviser or such officers or employees in which the Investment Adviser acting in good faith, does not cause the Fund to invest.

               12. This Agreement shall be construed in accordance with the laws of the State of Maryland, provided that nothing herein shall be construed as being inconsistent with applicable Federal and state securities laws and any rules, regulations and orders thereunder.

               13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

               14. Nothing herein shall be construed as constituting the Investment Adviser an agent of the Fund.

               IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.


                                    [                   ]
                                       a series _____ of
                                       Mutual Series Fund Inc.

                                    By:__________________________

                                    FRANKLIN MUTUAL ADVISERS, INC.

                                    By:__________________________
                                       Name:
                                       Title:


                                 FORM OF
                    ADMINISTRATION AGREEMENT BETWEEN
                  FRANKLIN TEMPLETON SERVICES, INC. AND
                         MUTUAL SERIES FUND, INC.

               AGREEMENT dated as of _____, 1996, between _______ (the "Fund"), a series of Mutual Series Fund Inc., a Maryland corporation which is a registered open-end investment company and Franklin Templeton Services, Inc. ("FSI").

               In consideration of the mutual promises herein made, the parties hereby agree as follows:

               (1) FSI agrees, during the life of this Agreement, to be responsible for:

                    (a) providing office space, telephone, office equipment and supplies for the Fund;

                    (b) paying compensation of the Fund's officers for services rendered as such;

                    (c) authorizing expenditures and approving bills for payment on behalf of the Fund;

                    (d)  supervising preparation of annual and
                         semiannual reports to shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders;

                    (e)  daily pricing of the Fund's investment
                         portfolio and preparing and supervising
                         publication of daily quotations of the bid and asked prices of the Fund's Shares, earnings reports and other financial data;

                    (f) monitoring relationships with organizations serving the Fund, including custodians, transfer agents and printers;

                    (g) providing trading desk facilities for the Fund;

                    (h)  supervising compliance by the Fund with
                         recordkeeping requirements under the
                         Investment Company Act of 1940 (the "1940
                         Act") and the rules and regulations
                         thereunder, with state regulatory
                         requirements, maintenance of books and
                         records for the Fund (other than those
                         maintained by the custodian and transfer agent), preparing and filing of tax reports other than the Fund's income tax returns;

                    (i) monitoring the qualifications of tax deferred retirement plans for the Fund; and

                    (j) providing executive, clerical and secretarial personnel needed to carry out the above responsibilities.

               (2)  The Fund agrees, during the life of this
          Agreement, to pay to FSI as compensation for the foregoing a
          monthly fee equal on an annual basis to   % of the first
          $    million of the aggregate average daily net assets of
          the Fund during the month preceding each payment, reduced as
          follows: on such net assets in excess of $    million up to
          $    million, a monthly fee equal on an annual basis to  %;
          on such net assets in excess of $    million up to $
          billion, a monthly fee equal on an annual basis to   %; and
          on such net assets in excess of $    billion, a monthly fee
          equal on an annual basis to     %.

               (3) This Agreement shall remain in full force and effect through _________, 1998 and thereafter from year to year to the extent continuance is approved annually by the Board of Directors of the Fund.

               (4) This Agreement may be terminated by the Fund at any time on sixty (60) days' written notice without payment of penalty, provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act); and shall automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).

               (5) In the absence of willful misfeasance, bad faith or gross negligence on the part of FSI, or of reckless disregard of its duties and obligations hereunder, FSI shall not be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.

                                           _____________________________

                                           By: _________________________

          ATTEST:

          ___________________________
          Name:
          Title:
                                           Franklin Templeton Services, Inc.

                                           By: _____________________________
                                           Name:
                                           Title:


          ATTEST:

          __________________________
          Name:
          Title:


                                                            Appendix B

                              ARTICLES OF AMENDMENT
                                       OF
                             MUTUAL SERIES FUND INC.

               Mutual Series Fund, Inc., a Maryland corporation, having its principal office at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078 (the "Corporation"), certifies as follows:

               FIRST: The Charter of the Corporation is hereby amended by deleting Article V thereof and inserting in its place the following:

                                    ARTICLE V

                                  CAPITAL STOCK

                    (1)  (a)  The total number of shares of the
               capital stock which the Corporation shall have authority to issue is 1,300,000,000 shares of stock, with a par value of $.001 per share, to be known and designated initially as follows:
               200,000,000 of the authorized shares of stock shall constitute a separate series designated as "Mutual Shares Fund Stock Series"; 200,000,000 shares of the authorized shares of stock shall constitute a separate series designated as "Mutual Qualified Fund Stock Series"; 200,000,000 shares of the authorized shares of stock shall constitute a separate series designated as "Mutual Beacon Fund Stock Series"; 300,000,000 shares of the authorized shares constitute a separate series designated as the "Mutual Discovery Fund Stock Series"; and 400,000,000 of the authorized shares shall constitute a separate series designated as "Mutual European Fund Stock Series." The aggregate par value of all of the authorized shares of the capital stock of the Corporation is $1,300,000.00

                         (b)  Subject to the provisions of these
               Articles of Incorporation, the Board of Directors shall have the power to issue shares of capital stock of the Corporation from time to time, at prices not less than the net asset value, public offering price or par value thereof, whichever is greater, for such consideration and in such form as may be fixed from time to time pursuant to the direction of the Board of Directors.

                         (c)  Pursuant to Section 2-105 of the
               Maryland General Corporation Law, the Board of Directors of the Corporation shall have the power to designate one or more series of shares of capital stock and sub-series (classes) thereof, and to classify or reclassify any unissued shares with respect to any series or sub-series thereof (including the unissued shares of the series designated pursuant to subsection (1)(a) above), and such series and sub-series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine, which shall not be inconsistent with the provisions contained in paragraphs (a) through
               (m) contained in Section (2) below, (it being understood that such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics may be inconsistent with paragraphs (a) through (c) contained in Section
               (3) below).

                         (d)  At any time when there are no
               shares outstanding or subscribed for a particular series or sub-series previously established and designated herein or by the Board of Directors, the series or sub-series may be eliminated by the Board of Directors.

                         (e)  All persons who shall acquire stock
               or other securities of the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation, as they may be from time to time amended.

                    (2)  Each series and sub-series of stock of
               the Corporation shall have the following powers, preferences and participating, voting or other special rights and the qualifications, restrictions and limitations and characteristics thereof shall be as follows:

                         (a)  As more fully set forth below, the
               assets and liabilities and the income and expenses of each series (or sub-series) of the Corporation's stock may be determined separately and, accordingly, the net asset value, the distributions payable to holders, and the amounts distributable in the event of dissolution of the Corporation to holders, of shares of the Corporation's stock may vary from series to series and sub-series to sub-series.

                         (b)  The net asset value of each share
               of each series and sub-series of the Corporation's stock issued and sold or redeemed or purchased at net asset value shall be the current net asset value per share of the shares of that series or sub-series as determined in accordance with procedures adopted from time to time by the Board of Directors which comply with the 1940 Act with such current net asset value to be based on the assets belonging to each such series less the liabilities charged to each series (and, in the case of a sub-series, any additional liabilities to be charged to the sub-series) all in the manner contemplated herein.

                         (c)  All consideration received by the
               Corporation for the issue or sale of shares of a series of the Corporation's stock, together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively referred to as "assets belonging to" that series), shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of the Corporation, and shall be so recorded upon the books of account of the Corporation. For purposes of the preceding sentence, the assets of any corporation or business trust or other entity merged with and into the Corporation pursuant to a merger in which the Corporation is the surviving corporation shall be deemed to be assets belonging to that series of the Corporation's stock the shares of which are issued by the Corporation pursuant to the merger. Except in cases where shares of a sub-series are to be charged with certain liabilities in the manner contemplated by the Articles Supplementary establishing such sub-series, each share of a series shall have equal rights with each other share of that series with respect to the assets of the Corporation pertaining to that series.

                         (d)  For purposes of determining the net
               asset value per share of stock of a series or sub-series of stock, the assets belonging to a series of the Corporation's stock shall be charged with the liabilities of the Corporation with respect to that series (and, in the case of a sub-series, liabilities of or attributable to the sub-series including any sales charges or Rule 12b-1 fees) and with that series' share of the liabilities of the Corporation not attributable to any particular series or sub-series, in the latter case in the proportion that the net asset value of that series (determined without regard to such unattributable liabilities) bears to the net asset value of all series of the Corporation's stock (determined without regard to such unattributable liabilities) as determined in accordance with procedures adopted by the Board of Directors. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, and assets to a particular series. Liabilities to be charged to a particular sub-series, shall be determined in the manner contemplated by the Articles Supplementary establishing the particular sub-series. The liabilities of any corporation or business trust or other entity merged with and into the Corporation pursuant to a merger in which the Corporation is the surviving corporation shall be charged to that series of the Corporation's stock the shares of which are issued by the Corporation pursuant to the merger.

                         (e)  Shares of each series or sub-series
               of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to such series or sub-series, provided that dividends or distributions shall be paid on shares of a series of stock only out of lawfully available assets belonging to that series. The assets of and the dividends payable to the holders of any sub-series (subject to any applicable rules, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) may be charged with any pro rata portion of distribution expenses paid pursuant to a Plan of Distribution or multi-class Plan adopted by or applicable to such sub-series in accordance with Rule 12b-1 and/or Rule 18f-3, respectively, or their successors under the 1940 Act, which dividend shall be determined as directed by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board.

                         (f)  The Board of Directors shall have
               the power in its discretion to distribute to the shareholders of the Corporation or to the shareholders of any series or sub-series thereof in any fiscal year as dividends, including dividends designated in whole or in part as capital gain distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation or any series thereof to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or compatible statute thereof, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability of the Corporation or any series thereof for Federal income tax in respect of that year and to make other appropriate adjustments in connection therewith.

                         (g)  The Board of Directors shall have
               the power, in its discretion, to make such elections as to the tax status of the Corporation or any series or sub-series of the Corporation's stock as may be permitted or required under the IRC as presently in effect or as amended, without the vote of shareholders of the Corporation or any series or sub-series thereof.

                         (h)  In the event of the liquidation or
               dissolution of the Corporation, the stockholders of a series or sub-series of the Corporation's stock shall be entitled to receive, as a series, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that series. The assets so distributable to the stockholders of a series shall be distributed among such stockholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation; provided that liabilities attributable to a particular sub-series shall be taken into account prior to distributing assets to the holders of such sub-series. In the event that there are any assets available for distribution that are not attributable to any particular series of stock, such assets shall be allocated to all series in proportion to the net assets of the respective series in proportion to the net assets of the respective series and then distributed to the holders of stock of each series in proportion to the number of shares of that series held by the respective holders.

                         (i)  The holder of each share of stock
               of the Corporation shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock then standing in his or her name in the books of the Corporation. On any matter submitted to a vote of shareholders, all shares of the Corporation then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series or sub-series except (1) when otherwise expressly provided by the Maryland General Corporation Law; (2) when required by the 1940 Act, shares shall be voted by individual series or sub-series; and (3) when the matter does not affect any interest of the particular series or sub-series, then only shareholders of the affected series or sub-series shall be entitled to vote thereon. Holders of shares of stock of the Corporation shall not be entitled to cumulative voting in the election of directors or on any other matter.

                         (j)  The Board of Directors may provide
               for a holder of any series of stock of the Corporation, who surrenders his certificate in good form for transfer to the Corporation or, if the shares in question are not represented by certificates, who delivers to the Corporation a written request in good order signed by the shareholder, to convert the shares in question on such basis as the Board may provide into shares of stock of any other series of the Corporation.

                         (k)  The Corporation may issue shares of
               stock in fractional denominations to the same extent as its whole shares and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including without limitation the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certificate representing fractional shares.

                         (l)  The Corporation shall be entitled
               to purchase shares of its stock, to the extent that the Corporation may lawfully effect such purchase under the laws of the State of Maryland, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, at a price not exceeding the net asset value per share.

                         (m)  In the absence of any specification
               as to the purpose for which shares of stock of the Corporation are redeemed or purchased by it, all shares so redeemed or purchased shall be deemed to be retired in the sense contemplated by the laws of the State of Maryland and the number of authorized shares of stock of the Corporation shall not be reduced by the number of any shares redeemed or purchased by it. Until their classification is changed in accordance with this
               Article V, all shares so redeemed or purchased shall continue to belong to the same series or sub-series to which they belonged at the time of their redemption or purchase.

                    (3)  All of the shares of the Mutual Shares
               Fund Stock Series, Mutual Qualified Fund Stock Series, Mutual Beacon Fund Stock Series, Mutual Discovery Fund Stock Series and Mutual European Fund Stock Series shall be subject to the following additional provisions, it being understood that shares which are later designated as a sub-series of any of the foregoing series or any new series or sub-series hereafter designated need not be subject to the following provisions:

                         (a)  Each holder of stock of the
               Corporation, upon request to the Corporation
               (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificate or certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland and the federal securities laws, all or any part of the shares of stock standing in the name of such holder on the books of the Corporation at a price per share equal to the net asset value per share.

                         (b)  Payment by the Corporation for
               shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven business days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the holders of stock of the Corporation to redeem shares of stock and may postpone the right of such holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

                         (c)  The right of any holder of stock of
               the Corporation redeemed by the Corporation as provided in subsection (a) above to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive (i) the redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution to which such holder had previously become entitled as the record holder of such shares on the record date for such dividend or distribution.

               SECOND: The total number of shares of stock of all classes which the Corporation had authority to issue immediately before the amendment set forth in Article FIRST hereof was 1,300,000,000 shares of capital stock with a par value of $.001 per share and an aggregate par value of $1,300,000. Such shares of capital stock were designated as follows: 200,000,000 of the authorized shares of stock were designated as Mutual Shares Fund Stock; 200,000,000 shares of the authorized shares of stock were designated as Mutual Qualified Stock; 200,000,000 shares of the authorized shares of stock were designated as Mutual Beacon Fund Stock; 300,000,000 shares of the authorized shares were designated as Mutual Discovery Fund Stock and 400,000,000 of the authorized shares were designated as Mutual European Fund Stock.

               THIRD: The total number of shares of stock of all classes the Corporation has authority to issue, as amended, is 1,300,000,000 shares of stock, with a par value of $.001 per share and an aggregate par value of $1,300,000. Until such time as the Board of Directors shall provide otherwise pursuant to the authority granted in Section (1) of the amended Article V of the Corporation's Charter as set forth in Article FIRST hereof, 200,000,000 of the authorized shares of stock shall constitute a separate series designated as Mutual Shares Fund Stock Series; 200,000,000 shares of the authorized shares of stock shall constitute a separate series designated as Mutual Qualified Stock Series; 200,000,000 shares of the authorized shares of stock shall constitute a separate series designated as Mutual Beacon Fund Stock Series; 300,000,000 shares of the authorized shares shall constitute a separate series designated Mutual Discovery Fund Stock Series and 400,000,000 of the authorized shares were designated as Mutual European Fund Stock Series.

               FOURTH: A description, as amended, of each series or class of the Corporation's stock with the preferences, conversion and other rights, voting powers, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics is set forth in Article FIRST hereof.

               FIFTH:     (a)  All of the Corporation's currently
          issued and outstanding shares of Mutual Shares Fund Stock are hereby reclassified as shares of "Mutual Shares Fund Stock" and shall be deemed to be a sub-series of the shares of the Corporation's series designated as Mutual Shares Fund Stock Series, established and designated pursuant to the amendment made to Article V of the Corporation's Charter as set forth in Article FIRST hereof. All of the Corporation's currently issued and outstanding shares of Mutual Qualified Fund Stock are hereby reclassified as shares of "Mutual Qualified Fund Stock" and shall be deemed to be a sub-series of the shares of the Corporation's series designated as Mutual Qualified Fund Stock Series, established and designated pursuant to the amendment made to
          Article V of the Corporation's Charter as set forth in Article FIRST hereof. All of the Corporation's currently issued and outstanding shares of Mutual Beacon Fund Stock are hereby reclassified as shares of "Mutual Beacon Fund Stock" and shall be deemed to be a sub-series of the shares of the Corporation's series designated as Mutual Beacon Fund Stock Series, established and designated pursuant to the amendment made to Article V of the Corporation's Charter as set forth in Article FIRST hereof. All of the Corporation's currently issued and outstanding shares of Mutual Discovery Fund Stock are hereby reclassified as shares of "Mutual Discovery Fund Stock" and shall be deemed to be a sub-series of the shares of the Corporation's series designated as Mutual Discovery Fund Stock Series, established and designated pursuant to the amendment made to Article V of the Corporation's Charter as set forth in Article FIRST hereof. All of the Corporation's currently issued and outstanding shares of Mutual European Fund Stock are hereby reclassified as shares of "Mutual European Fund Stock" and shall be deemed to be a sub-series of the shares of the Corporation's series designated as Mutual European Fund Stock Series, established and designated pursuant to the amendment made to Article V of the Corporation's Charter as set forth in Article FIRST hereof.

                    (b) All of the shares of each of the sub-series of the Corporation's capital stock established pursuant to sub-paragraph (a) of this Article FIFTH shall, subject to the terms and conditions of the Corporation's Charter as amended pursuant to the amendment made to ARTICLE V of the Corporation's Charter as set forth in Article FIRST hereof, represent proportionate interests in the portfolio of investments attributable to their respective Series. All of the shares of each of the sub-series established pursuant to sub-paragraph (a) of this Article FIFTH shall have the rights and be subject to the provisions set forth in numbered paragraph (3) of ARTICLE V of the Corporation's Charter as amended in the manner set forth in Article FIRST hereof.

               SIXTH: This amendment was approved by a majority of the Corporation's Board of Directors and by a majority vote of the holders of each class of the Corporation's capital stock currently outstanding at an annual meeting of the Corporation's stockholders duly convened on ____________, all in accordance with the Maryland General Corporation Law and the Charter and By-Laws of the Corporation.

               IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf on this _____ day of __________ by its President, who acknowledges that these Articles of Amendment are the act of Mutual Series Fund Inc. and that to the best of his knowledge, information and belief and under penalties for perjury, all matters and facts contained herein are true in all material respects,

          ATTEST:                  MUTUAL SERIES FUND INC.

          _______________          By: _____________________(SEAL)
                                       Michael F. Price
                                       President



                               1996 Annual Meeting
              Mutual Beacon Fund Series of Mutual Series Fund Inc.
           51 John F. Kennedy parkway, Short Hills, New Jersey  07078

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3 and 4.

    1.   To consider and act upon the approval of   FOR ( )   AGAINST ( )
         a new investment advisory agreement to     ABSTAIN ( )
         take effect upon the closing of the ac-
         quisition of the assets of the Adviser by Franklin Mutual.

    2.   To consider and act upon Articles of       FOR ( )    AGAINST ( )
         Amendment to the Fund's Charter  to per-   ABSTAIN ( )
         mit the Fund and each Series to offer
         additional classes of shares.

    3.   To consider and act upon the election of   FOR ( )    AGAINST ( )
         12 members of the Board of Directors of    ABSTAIN ( )
         the Fund to serve until the next annual
         meeting or until their successors are
         elected and qualified.  STOCKHOLDERS MAY
         WITHHOLD THEIR VOTE FOR ANY NOMINEES BY
         STRIKING OUT THE NAME OF SUCH NOMINEE OR
         NOMINEES.

         Michael F. Price Peter A. Langerman
         Edward I. Altman Ann Torre Grant
         Andrew H. Hines Bruce A. MacPherson
         Fred R. Millsaps Leonard Rubin Barry
         F. Schwartz Vaughn R. Sturtevant
         Robert E. Wade

    4.   To consider and act upon the ratification  FOR ( )    AGAINST ( )
         of the selection of Ernst & Young as       ABSTAIN ( )
         independent auditors for the Series for
         the fiscal year ending December 31, 1996.

    5.   To transact such other business as may     FOR ( )    AGAINST ( )
         properly come before the meeting or any    ABSTAIN ( )
         adjournments thereof.
                                     (OVER)

              MUTUAL BEACON FUND SERIES OF MUTUAL SERIES FUND INC
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

          THE UNDERSIGNED HEREBY APPOINTS MICHAEL F. PRICE AND ELIZA-BETH N. COHERNOUR AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRE-SENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF MUTUAL BEACON FUND STOCK (THE "SERIES") OF MUTUAL SERIES FUND INC. (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON JULY 31, 1996, AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON OCTOBER 25, 1996 OR ANY ADJOURNMENT THEREOF.

          BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU
          AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF
          NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR
          DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME
          BEFORE THE MEETING.  IF YOU DO NOT INTEND TO PERSONALLY
          ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT
          ONCE IN THE ENCLOSED ENVELOPE.
                                              Please sign name or names as
                                              printed on proxy to authorize
                                              the voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees, etc.
                                              should so indicate.
                                              _______________________________
                                              Signature

                                              _______________________________
                                              Signature
                                              _______________________________
                                              Date


                               1996 Annual Meeting
              Mutual Shares Fund Series of Mutual Series Fund Inc.
           51 John F. Kennedy parkway, Short Hills, New Jersey  07078

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3 and 4.

    1.   To consider and act upon the approval of      FOR ( )   AGAINST ( )
         a new investment advisory agreement to        ABSTAIN ( )
         take effect upon the closing of the ac-
         quisition of the assets of the Adviser by Franklin Mutual.

    2.   To consider and act upon Articles of          FOR ( )   AGAINST ( )
         Amendment to the Fund's Charter  to per-      ABSTAIN ( )
         mit the Fund and each Series to offer
        additional classes of shares.

    3.   To consider and act upon the election of      FOR ( )   AGAINST ( )
         12 members of the Board of Directors of       ABSTAIN ( )
         the Fund to serve until the next annual
         meeting or until their successors are
         elected and qualified.  STOCKHOLDERS MAY
         WITHHOLD THEIR VOTE FOR ANY NOMINEES BY
         STRIKING OUT THE NAME OF SUCH NOMINEE OR
         NOMINEES.

         Michael F. Price Peter A. Langerman
         Edward I. Altman Ann Torre Grant
         Andrew H. Hines Bruce A. MacPherson
         Fred R. Millsaps Leonard Rubin Barry
         F. Schwartz Vaughn R. Sturtevant
         Robert E. Wade

    4.   To consider and act upon the ratification     FOR ( )   AGAINST ( )
         of the selection of Ernst & Young as          ABSTAIN ( )
         independent auditors for the Series for
         the fiscal year ending December 31, 1996.

    5.   To transact such other business as may        FOR ( )   AGAINST ( )
         properly come before the meeting or any       ABSTAIN ( )
         adjournments thereof.
                                     (OVER)

              MUTUAL SHARES FUND SERIES OF MUTUAL SERIES FUND INC
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

          THE UNDERSIGNED HEREBY APPOINTS MICHAEL F. PRICE AND ELIZA-BETH N. COHERNOUR AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRE-SENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF MUTUAL SHARES FUND STOCK (THE "SERIES") OF MUTUAL SERIES FUND INC. (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON JULY 31, 1996, AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON OCTOBER 25, 1996 OR ANY ADJOURNMENT THEREOF. BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR

          DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME
          BEFORE THE MEETING.  IF YOU DO NOT INTEND TO PERSONALLY
          ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT
          ONCE IN THE ENCLOSED ENVELOPE.
                                              Please sign name or names as
                                              printed on proxy to authorize
                                              the voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees, etc.
                                              should so indicate.

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Date


                               1996 Annual Meeting
             Mutual Qualified Fund Series of Mutual Series Fund Inc.
           51 John F. Kennedy parkway, Short Hills, New Jersey  07078

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3 and 4.

    1.   To consider and act upon the approval of      FOR ( )   AGAINST ( )
         a new investment advisory agreement to        ABSTAIN ( )
         take effect upon the closing of the ac-
         quisition of the assets of the Adviser by
         Franklin Mutual.
    2.   To consider and act upon Articles of          FOR ( )   AGAINST ( )
         Amendment to the Fund's Charter  to per-      ABSTAIN ( )
         mit the Fund and each Series to offer
         additional classes of shares.

    3.   To consider and act upon the election of      FOR ( )   AGAINST ( )
         12 members of the Board of Directors of       ABSTAIN ( )
         the Fund to serve until the next annual
         meeting or until their successors are
         elected and qualified.  STOCKHOLDERS MAY
         WITHHOLD THEIR VOTE FOR ANY NOMINEES BY
         STRIKING OUT THE NAME OF SUCH NOMINEE OR
         NOMINEES.

         Michael F. Price Peter A. Langerman
         Edward I. Altman Ann Torre Grant
         Andrew H. Hines Bruce A. MacPherson
         Fred R. Millsaps Leonard Rubin   Barry
         F. Schwartz Vaughn R. Sturtevant
         Robert E. Wade

    4.   To consider and act upon the ratification     FOR ( )   AGAINST ( )
         of the selection of Ernst & Young as          ABSTAIN ( )
         independent auditors for the Series for
         the fiscal year ending December 31, 1996.

    5.   To transact such other business as may        FOR ( )   AGAINST ( )
         properly come before the meeting or any       ABSTAIN ( )
         adjournments thereof.
                                     (OVER)

            MUTUAL QUALIFIED FUND SERIES OF MUTUAL SERIES FUND INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

          THE UNDERSIGNED HEREBY APPOINTS MICHAEL F. PRICE AND ELIZA-BETH N. COHERNOUR AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRE-SENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF MUTUAL QUALIFIED FUND STOCK (THE "SERIES") OF MUTUAL SERIES FUND INC. (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON JULY 31, 1996, AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON OCTOBER 25, 1996 OR ANY ADJOURNMENT THEREOF.

          BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF
          NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME
          BEFORE THE MEETING.  IF YOU DO NOT INTEND TO PERSONALLY
          ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT
          ONCE IN THE ENCLOSED ENVELOPE.
                                              Please sign name or names as
                                              printed on proxy to authorize
                                              the voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees, etc.
                                              should so indicate.

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Date


                               1996 Annual Meeting
             Mutual Discovery Fund Series of Mutual Series Fund Inc.
           51 John F. Kennedy parkway, Short Hills, New Jersey  07078

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3 and 4.

    1.   To consider and act upon the approval of      FOR ( )   AGAINST ( )
         a new investment advisory agreement to        ABSTAIN ( )
         take effect upon the closing of the ac-
         quisition of the assets of the Adviser by Franklin Mutual.

    2.   To consider and act upon Articles of          FOR ( )   AGAINST ( )
         Amendment to the Fund's Charter  to per-      ABSTAIN ( )
         mit the Fund and each Series to offer
         additional classes of shares.

    3.   To consider and act upon the election of      FOR ( )   AGAINST ( )
         12 members of the Board of Directors of       ABSTAIN ( )
         the Fund to serve until the next annual
         meeting or until their successors are
         elected and qualified.  STOCKHOLDERS MAY
         WITHHOLD THEIR VOTE FOR ANY NOMINEES BY
         STRIKING OUT THE NAME OF SUCH NOMINEE OR
         NOMINEES.

         Michael F. Price Peter A. Langerman
         Edward I. Altman Ann Torre Grant
         Andrew H. Hines Bruce A. MacPherson
         Fred R. Millsaps Leonard Rubin Barry
         F. Schwartz Vaughn R. Sturtevant
         Robert E. Wade

    4.   To consider and act upon the ratification      FOR ( )   AGAINST ( )
         of the selection of Ernst & Young as           ABSTAIN ( )
         independent auditors for the Series for
         the fiscal year ending December 31, 1996.


    5.   To transact such other business as may         FOR ( )   AGAINST ( )
         properly come before the meeting or any        ABSTAIN ( )
         adjournments thereof.
                                     (OVER)

               MUTUAL DISCOVERY FUND SERIES OF MUTUAL SERIES FUND INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

          THE UNDERSIGNED HEREBY APPOINTS MICHAEL F. PRICE AND ELIZA-BETH N. COHERNOUR AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRE-SENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF MUTUAL DISCOVERY FUND STOCK (THE "SERIES") OF MUTUAL SERIES FUND INC. (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON JULY 31, 1996, AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON OCTOBER 25, 1996 OR ANY ADJOURNMENT THEREOF.

          BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF
          NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME
          BEFORE THE MEETING.  IF YOU DO NOT INTEND TO PERSONALLY
          ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT
          ONCE IN THE ENCLOSED ENVELOPE.
                                              Please sign name or names as
                                              printed on proxy to authorize
                                              the voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees, etc.
                                              should so indicate.

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Date


                               1996 Annual Meeting
             Mutual European Fund Series of Mutual Series Fund Inc.
           51 John F. Kennedy parkway, Short Hills, New Jersey  07078

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1, 2, 3 and 4.

    1.   To consider and act upon the approval of      FOR ( )   AGAINST ( )
         a new investment advisory agreement to        ABSTAIN ( )
         take effect upon the closing of the ac-
         quisition of the assets of the Adviser by Franklin Mutual.

    2.   To consider and act upon Articles of          FOR ( )   AGAINST ( )
         Amendment to the Fund's Charter  to per-      ABSTAIN ( )
         mit the Fund and each Series to offer
         additional classes of shares.

    3.   To consider and act upon the election of      FOR ( )   AGAINST ( )
         12 members of the Board of Directors of       ABSTAIN ( )
         the Fund to serve until the next
         annual meeting or until their
         successors are elected and qualified.
         STOCKHOLDERS MAY WITHHOLD THEIR VOTE
         FOR ANY NOMINEES BY STRIKING OUT THE
         NAME OF SUCH NOMINEE OR NOMINEES.

         Michael F. Price Peter A. Langerman
         Edward I. Altman Ann Torre Grant
         Andrew H. Hines Bruce A. MacPherson
         Fred R. Millsaps Leonard Rubin Barry
         F. Schwartz Vaughn R. Sturtevant
         Robert E. Wade

    4.   To consider and act upon the ratification     FOR ( )   AGAINST ( )
         of the selection of Ernst & Young as          ABSTAIN ( )
         independent auditors for the Series
         for the fiscal year ending December
         31, 1996.

    5.   To transact such other business as may        FOR ( ) AGAINST ( )
         properly come before the meeting or           ABSTAIN ( )
         any adjournments thereof.

                                     (OVER)

               MUTUAL EUROPEAN FUND SERIES OF MUTUAL SERIES FUND INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

          THE UNDERSIGNED HEREBY APPOINTS MICHAEL F. PRICE AND ELIZA-BETH N. COHERNOUR AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRE-SENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF MUTUAL EUROPEAN FUND STOCK (THE "SERIES") OF MUTUAL SERIES FUND INC. (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON JULY 31, 1996, AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON OCTOBER 25, 1996 OR ANY ADJOURNMENT THEREOF.

          BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF
          NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME
          BEFORE THE MEETING.  IF YOU DO NOT INTEND TO PERSONALLY
          ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT
          ONCE IN THE ENCLOSED ENVELOPE.
                                              Please sign name or names as
                                              printed on proxy to authorize
                                              the voting of your shares as
                                              indicated.  Where shares are
                                              registered with joint owners
                                              all joint owners should sign.
                                              Persons signing as executors,
                                              administrators, trustees, etc.
                                              should so indicate.

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Signature

                                              _______________________________
                                              Date